UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 18, 2009	(May 12, 2009)
Date of report	(Date of earliest event reported)

Hexcel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut  06901-3238

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2009, Mr. Mark I. Clair resigned from the position of Vice President, Corporate Controller and Chief Accounting Officer, effective as of June 5, 2009.  There was no disagreement between Mr. Clair and Hexcel, or between Hexcel and its independent auditors, that led to Mr. Clair’s decision to resign.

We have begun a search to find a replacement Corporate Controller and Chief Accounting Officer.  Until a permanent replacement is hired, Mr. Wayne C. Pensky, our Senior Vice President and Chief Financial Officer, will serve as acting Corporate Controller and acting Chief Accounting Officer.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

May 18, 2009

/s/ Ira J. Krakower
Ira J. Krakower
Senior Vice President